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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2007

COACHMEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation or organization)	1-7160 (Commission File Number)	31-1101097 (I.R.S. Employer Identification No.)

2831 Dexter Drive, Elkhart, Indiana (Address of Principal Executive Offices)		46514 (Zip Code)

(574) 262-0123

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02

REULTS OF OPERATIONS AND FINANCIAL CONDITION

Subsequent to the issuance of the press release discussing Coachmen Industries, Inc.’s fourth quarter results on January 30, 2007, certain final adjustments to the financial statements were made pursuant to the filing of the Company’s annual report on form 10-K.  These adjustments were primarily the result of the identification of additional deferred tax assets which required a 100% valuation allowance pursuant to SFAS 109.  These adjustments had no impact on cash or income taxes paid or currently payable and these deferred tax assets remain available for the Company to use to offset future state income taxes for a period of up to 20 years.  The attached revised press release has been updated to reflect these changes.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (d)     The following exhibit is furnished as a part of this Report:

                          99.1     Revised Press Release dated January 30, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date:  March 5, 2007

By:    /s/Jeffery A. Tryka

             Jeffery A. Tryka, Secretary

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